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                                                                  EXHIBIT 10.28




                            ASSET PURCHASE AGREEMENT



                                    BETWEEN



                          R. T. OLIVER DRILLING, INC.,
                            AN OKLAHOMA CORPORATION,
                                   AS SELLER





                                      AND



                       BAYARD DRILLING TECHNOLOGIES, INC.
                            A DELAWARE CORPORATION,
                                    AS BUYER





                               NOVEMBER 25, 1997
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                           ASSET  PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of November 25, 1997 between R. T. Oliver Drilling, Inc., an Oklahoma corporation (the "Seller"), and Bayard Drilling Technologies, Inc., a Delaware corporation (the "Buyer").


                                   RECITALS:

         The Buyer desires to purchase from Seller the equipment described on Exhibit A.

         NOW THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereinafter expressed, it is hereby agreed as follows:


                                   ARTICLE I

                        SALE AND PURCHASE OF THE SHARES

         1.1 AGREEMENT FOR SALE AND PURCHASE. The Seller hereby agrees to sell to the Buyer and the Buyer hereby agrees to purchase from the Seller on the Closing Date, the Assets free and clear of all liens, encumbrances, security interests and adverse claims (the "Asset Purchase").

         1.2 CONSIDERATION FOR ASSETS. The total consideration for the Assets shall be US $14,000,000 plus applicable sales taxes (the "Purchase Price"), payable as follows: (a) US$3,500,000 paid as a deposit upon the execution of this Agreement, plus (b) US$10,500,000 plus applicable sales taxes, payable at the closing, in each case payable by certified bank check or wire transfer.


                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to the Buyer as of the date hereof, and as of the Closing Date, as follows:

         2.1 AGREEMENT VALID. This Agreement has been duly executed and delivered by Seller and constitute a valid and binding agreement of Seller enforceable against Seller in accordance with its terms. All instruments required hereunder to be executed and delivered by Seller at the Closing will constitute valid and binding agreements enforceable against Seller in accordance with their terms.
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         2.2     COMPLIANCE WITH LAWS.  Seller is in compliance with all
provisions of its Articles of Incorporation and Bylaws. Seller is in compliance in all material respects with all laws and regulations in all jurisdictions in which it is presently doing business. The Assets have been held or operated in compliance with all applicable laws and regulations. There are no judgments, court or administrative orders or determinations by any governmental authorities rendered against or specifically affecting Seller or the Assets.

         2.3 CLAIMS OR LITIGATION. There are no lawsuits, actions or other proceedings pending before any court or governmental agency, nor has any claim, dispute, suit, action or other proceeding been threatened against Seller or any of the Assets.

         2.4 TITLE TO ASSETS. Seller has good and marketable title, free and clear of any lien, encumbrance or adverse claim to all of the Assets and none of the Assets are subject to any restriction which would prevent or adversely affect the use thereof.

         2.5 CONDITION OF ASSETS; EFFECT OF TRANSACTIONS. The Assets are in the condition described on Exhibit A. IT IS EXPRESSLY UNDERSTOOD BY THE PARTIES HERETO THAT THE TANGIBLE ASSETS OF SELLER ARE AS IS, WHERE IS, WITHOUT WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EITHER EXPRESS OR IMPLIED.

         2.6 BROKERS AND FINDERS. The Seller has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which the Buyer shall have any responsibility whatsoever.


                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Seller as follows:


         3.1 VALID AGREEMENT. This Agreement constitutes the valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, and all instruments required hereunder to be executed and delivered by the Buyer at the Closing will constitute valid and binding agreements of the Buyer enforceable against the Buyer in accordance with their terms.

         3.2 BROKERS AND FINDERS. The Buyer has incurred no liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which the Seller will have any responsibility whatsoever.





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         3.3     NO RESTRICTIONS.  The Buyer is not subject to any order,
judgment or decree or the subject of any litigation, claim or proceeding, pending or, to the knowledge of the Buyer, threatened, or any other restriction of any kind or character known to the Buyer which would restrict its ability to consummate the transactions contemplated by this Agreement.

         3.4 NO LITIGATION. There are no actions, proceedings or investigations pending, or, to the Buyer's knowledge, any basis therefor or threat thereof, which question the validity of this Agreement or any other action taken, or to be taken, in connection herewith.

         3.5 GOVERNMENTAL CONSENTS. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority is required on the part of the Buyer in connection with the valid execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         3.6 AVAILABLE FUNDS. On the Closing date, the Buyer will have sufficient funds to enable it to pay the Purchase Price in full at the Closing.


                                   ARTICLE IV

                     CONDITIONS TO OBLIGATIONS OF THE BUYER

         The obligation of the Buyer to consummate the transactions provided for in this Agreement shall be subject to the satisfaction of each of the following conditions on or before the Closing Date, subject to the right of the Buyer to waive any one or more of such conditions:

         4.1 REPRESENTATIONS AND WARRANTIES OF SELLER. At and as of the Closing Date the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects.

         4.2 PERFORMANCE OF THIS AGREEMENT. Seller has duly performed or complied in all material respects with all of the agreements, covenants and obligations to be performed or complied with by the Seller under the terms of this Agreement on or prior to the Closing Date.

         4.3 CONDITION OF ASSETS. No material portion of the Assets shall have been materially adversely affected by damage, destruction or loss resulting from fire or any other casualty.

         4.4 ABSENCE OF LITIGATION. No material proceeding pertaining to the transactions contemplated by this Agreement or to their consummation shall have been instituted or threatened on or before the Closing Date.





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                                   ARTICLE V

                    CONDITIONS TO OBLIGATIONS OF THE SELLER

         The obligations of the Seller to consummate the transactions provided for in this Agreement shall be subject to the satisfaction of each of the following conditions on or before the Closing Date, subject to the right of the Seller to waive any one or more of such conditions.

         5.1 REPRESENTATIONS AND WARRANTIES OF THE BUYER. The representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date.

         5.2 PERFORMANCE OF THIS AGREEMENT. The Buyer shall have duly performed or complied in all material respects with all of the agreements covenants and obligations to be performed or complied with by the Buyer under the terms of this Agreement on or prior to the Closing date.

         5.3 ABSENCE OF LITIGATION. No material proceeding pertaining to the transactions contemplated by this Agreement or to their consummation shall have been instituted or threatened on or before the Closing Date.


                                   ARTICLE VI

                                    CLOSING

         6.1 DATE AND PLACE. The Closing shall be held at 9:00 a.m. on January 9, 1998 (the "Closing Date"). The Closing shall take place at Cedar Valley Golf Club, 210 Par Avenue, Guthrie, Oklahoma, 73044, or at such other time or location as the parties shall determine.

         6.2 SATISFACTION OF CONDITIONS. Prior to the Closing, each party shall provide the other party such evidence of satisfaction of the conditions to Closing pursuant to Articles V and VI.

         6.3 SELLER DELIVERIES. At the Closing, the Seller shall deliver to the Buyer a bill of sale transferring the Assets to the Buyer free and clear of all liens, encumbrances, security interests and adverse claims.

         6.4 BUYER DELIVERIES. At the closing, the Buyer shall deliver to the Seller payment of the remaining cash portion of the Purchase Price ($10,500,000) plus applicable sales taxes.

         6.5 EFFECTIVE TIME. For all purposes, the Share Purchase will be deemed to have occurred at 7:00 a.m., Central Time, on the Closing Date.





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                                  ARTICLE VII

                                 MISCELLANEOUS

         7.1 NOTICES. All communications required or permitted to be given under this Agreement shall be in writing and delivered, mailed or transmitted to the parties at the addresses set out below. Notices shall be deemed given when received except that notices given by facsimile transmission on weekends, holidays or after 5:00 p.m. Central Time, shall be deemed received on the next business day. If delivered by commercial delivery service or mailed by registered or certified mail, the delivery receipt shall be evidence of the date of receipt. Either party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

         (a)     Notices to the Buyer:

                 Bayard Drilling Technologies, Inc.
                 4005 N. W. Expressway
                 Suite 550E
                 P. O. Box 268867
                 Oklahoma City, Oklahoma 73126-8867
                 Attn:  James E. Brown, President
                 Fax No. (405) 840-9553

         (b)     Notices to the Seller:

                 R. T. Oliver Drilling, Inc.
                 6601 S. W. 29th Street
                 Oklahoma City, Oklahoma 73179
                 Attn:  Roy T. Oliver
                 Fax No. (405) 745-4557

         7.2 BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective successors and assigns.

         7.3 EXPENSES. Each party hereto will bear and pay its own expenses of negotiating and consummating the transactions contemplated hereby.

         7.4 GOVERNING LAW; ENFORCEMENT. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Oklahoma applicable to contracts made and to be performed entirely therein. The prevailing party in any litigation initiated to enforce rights under or collect damages for breach of this Agreement shall be entitled to reimbursement from the nonprevailing party of all costs and expenses, including attorneys' fees, incurred by the prevailing party in connection with such litigation.





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         7.5     ANNOUNCEMENTS.  The Seller and the Buyer shall consult with each other with regard to all press releases and other announcements issued by either party concerning this Agreement or the transaction contemplated hereby and, except as may be required by applicable laws or the applicable rules and regulations of any governmental agency or stock exchange, neither the Buyer nor the Seller shall issue any such press release or other publicity without the prior written consent of the other party.

         7.6 INDEMNIFICATION BY THE SELLER. From and after the Closing Date, Seller shall indemnify and hold harmless Buyer and its respective directors, officers, shareholders, members, managers and affiliates against any and all damages, losses, deficiencies, liabilities, obligations, commitments, costs or expenses, including legal and other expenses reasonably incurred in investigating and defending against the same (collectively, "Liabilities" and each a "Liability") incurred by such person resulting from (i) the breach of any representation or warranty of the Seller contained in this Agreement, or in any agreement, document or instrument delivered in connection with the transactions contemplated by this Agreement (a "Related Agreement"), (ii) any breach of any agreement or covenant of the Seller contained in this Agreement or in any Related Agreement, and (iii) the conduct of the business and operations of Seller and the Assets on and prior to the Closing Date.

         7.7 INDEMNIFICATION BY THE BUYER. From and after the Closing Date, the Buyer shall indemnify and hold harmless the Seller and its directors, officers, shareholders and affiliates against any and all Liabilities incurred by the Seller resulting from (i) the breach of any representation or warranty of Buyer contained in this Agreement or in any Related Agreement, (ii) any breach of any agreement or covenant of the Buyer contained in this Agreement or in any Related Agreement, and (iii) the conduct of the business and operations of Seller and the Assets from and after the Closing, and (iv) sales tax assessed as a result of this transaction.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     SELLER:

                                     R. T. OLIVER DRILLING, INC.



                                     By:  /s/  Roy T. Oliver, Jr.
                                          ------------------------------------
                                               Roy T. Oliver, Jr.
                                               President



                                     BUYER:

                                     BAYARD DRILLING TECHNOLOGIES, INC.



                                     By:  /s/  James E. Brown
                                          ------------------------------------
                                               James E. Brown
                                               President





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                                   EXHIBIT A


         Exhibit A to the Asset Purchase Agreement, which listed and described six land drilling rigs and related equipment, has been omitted from this filing.